                                                Exhibit 10(j)

                 AMOCO FOAM PRODUCTS COMPANY

                    CONSENT ACTION OF THE
                     BOARD OF DIRECTORS

                       March 24, 1995

    Action  by  Consent  of Directors,  Amoco  Foam  Products

Company, (the Company) effective March 24, 1995.

    We,  the undersigned, being all of the Directors  of  the

Company,  do hereby waive call, notice, meeting and vote  and do  hereby  consent  to,  confirm and  verify  the  following corporate  action  pursuant to authority vested  by  Delaware

Corporation  Law Annotated, Section 141(f), and  Article  IV,

Section 7 of the By-Laws of the Company:

  WHEREAS,  the Company maintains the Amoco Foam Products
  Company, Chippewa Falls, Hourly Employees Savings  Plan
  (the "Plan");

  WHEREAS, the Company has the power to amend the Plan under Article 13.02 of the Plan; and

  WHEREAS, it is now considered desirable to change the name of the Plan and to amend the order of priority of payout of Plan benefits upon the death of a Plan participant;

  NOW, THEREFORE, BE IT

  RESOLVED, that the name of the Plan shall be changed to the Amoco Foam Products Company Chippewa Falls Savings
  Plan (the "Plan"); and further

  RESOLVED, that pursuant to the power reserved to the Company under Article 13.02 of the Plan, the Plan is hereby amended in the manner indicated in the Addendum to Section 8.02 of the plan, attached hereto and made part of this Consent; and further

  RESOLVED,  that  the  proper officers  of  the  Company
  should  be and they are hereby authorized and  directed
  to   take   all  actions  necessary  or  desirable   in
  furtherance of the foregoing resolutions.

                                   M. GWEN HERRIN
                                   M. G. Herrin

                                   J. R. STOVER
                                   J. R. Stover

                                   J. C. STRICKLAND
                                   J. C. Strickland

    I do hereby certify that the signatories to the above

instrument are, as of the date hereof, all of the Directors

of the Company.


                                   P. J. CLAYTON
                                   Secretary

         AMOCO FOAM PRODUCTS COMPANY CHIPPEWA FALLS
                        SAVINGS PLAN

                   Adoption Agreement #005
Norwest Bank Wisconsin, N.A. Defined Contribution Master Plan


Addendum to Article 8.02. The order of priority of payout of the Participant's Nonforfeitable Accrued Benefit, Article
8.02(a) through (d) is hereby amended by substituting the following 8.02(a) and (b) as follows:

     (a)    The Participant's surviving spouse; or

     (b)    The Participant's estate